                                                                 Exhibit 3.2(ad)

                                SECOND AMENDMENT
                     TO AGREEMENT OF LIMITED PARTNERSHIP OF
                       ISLEWORTH WEST LIMITED PARTNERSHIP

     THIS SECOND AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP OF ISLEWORTH WEST LIMITED PARTNERSHIP (this "Amendment") is made and entered into by and among ASHTON WOODS FLORIDA L.L.C., a Nevada limited liability company ("Ashton FL"), ELLY NEVADA, INC., a Nevada corporation ("Elly NV"). NORMAN NEVADA, INC., a Nevada corporation ("Norman NV"), LARRY NEVADA, INC., a Nevada corporation ("Larry NV"), BRUCE NEVADA, INC., a Nevada corporation ("Bruce NV"), HARRY NEVADA, INC., a Nevada corporation ("Harry NV"), SEYMOUR NEVADA, INC., a Nevada corporation ("Seymour NV"), HAYDN NEVADA, INC., a Nevada corporation ("Haydn NV"), GRANT-ALLAN ENTERPRISES, INC., a Florida corporation ("Grant"), R.A. INVESTMENT HOLDINGS, INC., a Florida corporation ("RA"), and ASHTON WOODS USA L.L.C., a Nevada limited liability company ("Ashton USA").

                                    RECITALS:

     A. Ashton FL, Elly NV, Norman NV, Larry NV, Bruce NV, Harry NV, Seymour NV, Haydn NV, Grant, and RA have heretofore entered into (i) a Limited Partnership Agreement of Lake Louise Coves Limited Partnership dated as of March 27, 1998, creating Lake Louise Coves Limited Partnership, a Florida limited partnership (the "Company"), and (ii) an Amendment No. 1 to Agreement of Limited Partnership of Lake Louise Coves Limited Partnership dated May 6, 1998, changing the name of the Company to Isleworth West Limited Partnership (collectively, the "Agreement").

     B. As permitted by the Agreement, Elly NV, Norman NV, Larry NV, Bruce NV, Harry NV, Seymour NV, and Haydn NV transferred all of their right, title, and interest in and to the Company to Ashton USA.

     C. The parties hereto desire to amend the Agreement to reflect the transfers described above and provide for the admission of Ashton USA as a limited partner of the Company.

     D. Capitalized terms, not specifically defined in this Amendment, shall have the meanings given such terms in the Agreement.

     NOW, THEREFORE, for and in consideration of the premises and the respective agreements set forth herein, the parties hereto agree as follows:

     1. The transfers described in Recital B above are hereby approved.

     2. Ashton USA is hereby admitted as a limited partner of the Company and the parties hereto recognize that Elly NV, Norman NV, Larry NV, Bruce NV, Harry NV, Seymour NV, and Haydn NV, have withdrawn as limited partners of the Company. The only limited partners of the Company are Grant, RA, and Ashton USA.

     3. The Partnership Interests of the Partners set forth on Exhibit "A" to the Agreement shall be as follows:

Partners                                         Partnership Interest
--------                                         --------------------
Ashton Woods Florida L.L.C./General Partner                  1%
Ashton Woods USA L.L.C./Limited Partner                 82.334%
Grant-Allan Enterprises, Inc./Limited Partner            8.333%
R.A. Investment Holdings, Inc./Limited Partner           8.333%

     4. Any and all notices, demands, requests, or other communications permitted or required to be given to Ashton USA pursuant to the Agreement shall be delivered to Ashton USA in the manner provided in the Agreement, at the following address:

          250 Lesmill Road
          Don Mills, Ontario M3B 2T5 Canada

     5. By execution of this Amendment, Ashton USA agrees to be bound by the terms and provisions of the Agreement, as amended hereby.

     6. Except as amended hereby, the terms and provisions of the Agreement shall remain unchanged and shall continue in full force and effect.

     EXECUTED as of May 31, 1999.

                                        GENERAL PARTNER:

                                        ASHTON WOODS FLORIDA L.L.C.,
                                        a Nevada limited liablity company


                                        By: /s/ Bruce Freeman
                                            ------------------------------------
                                            Bruce Freeman - Managing Member


                                        By: /s/ Seymour Joffe
                                            ------------------------------------
                                            Seymour Joffe - Managing Member


                                        By: /s/ Harry Rosenbaum
                                            ------------------------------------
                                            Harry Rosenbaum - Managing Member

                                        LIMITED  PARTNERS:

                                        ASHTON WOODS USA L.L.C.,
                                        a Nevada limited liability company


                                        By: /s/ Bruce Freeman
                                            ------------------------------------
                                            Bruce Freeman - Managing Member


                                        By: /s/ Seymour Joffe
                                            ------------------------------------
                                            Seymour Joffe - Managing Member


                                        By: /s/ Harry Rosenbaum
                                            ------------------------------------
                                            Harry Rosenbaum - Managing Member


                                        GRANT-ALLAN ENTERPRISES, INC.,
                                        a Florida corporation


                                        By: /s/ William D Allan
                                            ------------------------------------
                                        Name: William D Allan
                                        Title: Director


                                        R. A. INVESTMENT HOLDINGS, INC.,
                                        a Florida corporation


                                        By: /s/ Russell Allan
                                            ------------------------------------
                                        Name: Russell Allan
                                        Title: President


                                        WITHDRAWING LIMITED PARTNERS:

                                        ELLY NEVADA, INC.,
                                        a Nevada corporation


                                        By: /s/ Elly Reisman
                                            ------------------------------------
                                            Elly Reisman, President

                                        NORMAN NEVADA, INC.,
                                        a Nevada corporation


                                        By: /s/ Norman Reisman
                                            ------------------------------------
                                            Norman Reisman, President


                                        LARRY NEVADA, INC.,
                                        a Nevada corporation


                                        By: /s/ Larry Robbins
                                            ------------------------------------
                                            Larry Robbins, President


                                        BRUCE NEVADA, INC.,
                                        a Nevada corporation


                                        By: /s/ Bruce Freeman
                                            ------------------------------------
                                            Bruce Freeman, President


                                        HARRY NEVADA, INC.,
                                        a Nevada corporation


                                        By: /s/ Harry Rosenbaum
                                            ------------------------------------
                                            Harry Rosenbaum, President


                                        SEYMOUR NEVADA, INC.,
                                        a Nevada corporation


                                        By: /s/ Seymour Joffe
                                            ------------------------------------
                                            Seymour Joffe, President


                                        HAYDN NEVADA, INC.,
                                        a Nevada corporation


                                        By: /s/ Haydn Matthews
                                            ------------------------------------
                                            Haydn Matthews, President